UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report

August 19, 2004

(Date of earliest event reported)

STANDEX INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its chapter)

Delaware

1-7233

31-0596149

 (State or other

 (Commission

 (IRS Employer

jurisdiction of

File Number)

Identification No.)

of incorporation)

6 Manor Parkway, Salem, New Hampshire

  03079

 (Address of principal executive offices)

  (Zip Code)

Registrant's telephone number, including area code

603-893-9701

 (Former name or former address, if changed since last report)

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION  AND EXHIBITS.

(c)   Exhibits - The following exhibit is provided as part of the information furnished under Item 9 and Item 12 of this Current Report on Form 8-K.

 Exhibit No.

Description

99

Press Release of Standex International Corporation dated August 19, 2004.

Item 9.

REGULATION FD DISCLOSURE

Item 12.

RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 19, 2004, the registrant issued a press release announcing earnings for the quarter and year ended June 30, 2004.  A copy of the release is furnished herewith as Exhibit 99 and incorporated herein by reference.  This Current Report on Form 8-K and the press release attached hereto are being furnished by Standex International Corporation pursuant to Item 9 and Item 12 of Form 8-K.

This information furnished under Item 9 and Item 12 is not “filed” pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any registrations under the Securities Act of 1933.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Act of 1995 (the “Act”) that are intended to come within the safe harbor protection provided by the Act.  By their nature, all forward-looking statements involve risks and uncertainties, and actual results may differ materially from those contemplated by the forward-looking statements.  Several factors that could materially effect the Corporation’s actual results are identified in the press release as well as in the Corporation’s Annual Report on Form 10-K for the fiscal year ended June 30, 2003.

STANDEX INTERNATIONAL CORPORATION

SIGNATURES

Date:  August 19, 2004

/S/Christian Storch

Christian Storch

Chief Financial Officer

Principal Financial Officer